Exhibit 99.1

ESH HOSPITALITY, INC. ANNOUNCES APPOINTMENT OF SIMON M. TURNER

TO BOARD OF DIRECTORS

CHARLOTTE, N.C. – March 27, 2020 (GLOBE NEWSWIRE) — ESH Hospitality, Inc. (Nasdaq: STAY) today announced that Simon M. Turner has been appointed to its Board of Directors as an independent director effective March 26, 2020. Mr. Turner is the Founder and Principal of Alpha Lodging Partners, formed in 2017 to make selective investments and to provide strategic, asset management and transactional advisory services to hospitality sector companies, boards and investors. He previously served as President, Global Development of Starwood Hotels & Resorts Worldwide from 2008 to 2016, where he was responsible for global development activities of ten brands, including management and franchise growth and real estate development and dispositions, and served as an executive member of management. Prior to joining Starwood, Mr. Turner, held a series of positions with Hotel Capital Advisers, Inc. and Salomon Brothers Inc. He currently serves as a board member of Carey Watermark Investors 1, a non-traded REIT. He also serves on the Supervisory Board of Steigenberger AG, a European hotel company wholly owned by Huazhu Group Limited (NASDAQ). His prior board service has included serving as a director of ClubCorp Holdings, Inc., Fairmont Raffles Hotels International and Four Seasons Hotels, Inc.

ESH Hospitality’s President and Chief Executive Officer, Bruce Haase said, “We are delighted to welcome Simon Turner to our Board of Directors. The board conducted an exhaustive search for someone who would further strengthen our board’s breadth of talent and background, and we are delighted to have identified such an outstanding individual. Simon brings significant hospitality expertise to the Board including brand development, asset management, franchising, mergers and acquisitions and financing. We appreciate his willingness to serve as a director and look forward to benefitting from his judgment and counsel as he helps us further to drive shareholder value.”

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America

Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 632 hotels. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 558 hotels and approximately 62,000 rooms in the U.S. ESA also manages or franchises an additional 74 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts

Investors or Media:

Rob Ballew

(980) 345-1546

investorrelations@esa.com

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